June 1, 2015

DREYFUS TAX EXEMPT CASH MANAGEMENT FUNDS
-Dreyfus New York AMT-Free Municipal Cash Management

Supplement to Statutory Prospectuses dated June 1, 2015

     The Board of Trustees of Dreyfus Tax Exempt Cash Management Funds (the "Trust") has approved an Agreement and Plan of Reorganization (the "Agreement") between the Trust, on behalf of Dreyfus New York AMT-Free Municipal Cash Management (the "Fund"), and Dreyfus New York Municipal Cash Management (the "Acquiring Fund"). The Agreement provides for the transfer of the Fund's assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, the distribution of such shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the "Reorganization").

     Neither the Agreement nor the Reorganization requires the approval of shareholders of either fund. It is currently contemplated that the Reorganization will become effective on or about August 14, 2015. A Prospectus/Information Statement with respect to the Reorganization will be mailed before the consummation of the Reorganization to holders of Fund shares as of June 10, 2015. The Prospectus/Information Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-346-3621.

CMGTS0615